JD Digits reorganization	12 Months Ended
Dec. 31, 2020
JD Digits reorganization
JD Digits reorganization
6. JD Digits reorganization
In the first half of 2017, the Group entered into a series of definitive agreements relating to the reorganization of JD Digits. Pursuant to the definitive agreements, the Group disposed all its equity stake of 68.6% in JD Digits so that it held neither legal ownership nor effective control of JD Digits, received RMB14.3 billion in cash and is entitled to a royalty and software technical services fee of 40% of the future pre-tax
profit of JD Digits when JD Digits has a positive
pre-tax
income on a cumulative basis. In addition, the Group would be able to convert its profit sharing right with respect to JD Digits into 40% of JD Digits’s equity interest, subject to applicable regulatory approvals. Upon the completion of the reorganization on June 30, 2017, JD Digits was deconsolidated from the Group. After JD Digits’s additional round of financing in 2018, the Group’s percentage of Digits’s pre-tax
profit sharing has been diluted to approximately 36%, and if permitted by the regulation, the Group is entitled to convert its profit-sharing right into approximately 36% of JD Digits’s equity interest.
In June 2020, the Group entered into agreements with JD Digits, pursuant to which the Group has, through a consolidated PRC domestic company, acquired an aggregate of
36.8%
equity interest in JD Digits by converting the profit sharing right and investing additional
RMB1.78
 billion in cash in JD Digits. In addition, in June 2020, the shareholders of JD Digits passed a unanimous resolution to restructure JD Digits as a company limited by shares and adopt the dual class voting structure. As a result of this dual class voting shareholding structure, the Group held approximately
18.7%
voting power of JD Digits. The transaction has been completed in June 2020. Accordingly, subsequent to the completion of the transaction, investment in JD Digits has been accounted for using equity method, as the Group has significant influence but does not own a majority equity interest or otherwise control. The Group and JD Digits are both controlled by Mr. Richard Qiangdong Liu before and after the transaction, so the acquisition of JD Digits’s equity interest was achieved through an under the common control transaction.
Pursuant to the supplemental agreement entered between JD Digits and its shareholders in June 2020, upon certain redemption events of JD Digits, the Group and Suqian Dongtai Jinrong Investment Management Center, Suqian Mingjin Chuangyuan Enterprise Management Consulting Partnership, Mr. Richard Qiangdong Liu, Mr. Shengqiang Chen have the obligation to make up the shortfall (if any) of the redemption price to the other shareholders of JD Digits when all other means are exhausted, and the shortfall is capped by the proceeds from the sales of the guarantor’s shares of JD Digits. As the Group and JD Digits both are entities under common control of Mr. Richard Qiangdong Liu, the Group is therefore exempted from recording a guarantee liability in its consolidated financial statements. Based on the Group’s assessment, the chance to settle the guarantee obligation by the Group is not probable as of December 31, 2020.